Exhibit 99.1

NASDAQ: INM Suite 310-815 W. Hastings St. Vancouver, BC, Canada V6C 1B4 Tel: +1.604.669.7207 Email: info@inmedpharma.com www.inmedpharma.com

InMed to Present at the 34th Annual Roth Conference

Vancouver, BC – March 8, 2022 – InMed Pharmaceuticals Inc. (“InMed” or the “Company”) (Nasdaq: INM), a leader in the research, development, manufacturing and commercialization of rare cannabinoids, today announces that Eric A. Adams, InMed’s President and Chief Executive Officer, will be presenting at the 34th Annual Roth Conference being held March 13-15, 2022.

Mr. Eric A. Adams, InMed’s President and Chief Executive Officer will be hosting a fireside chat with Scoth Henry,  Managing Director and Head of Pharmaceuticals Research at Roth Capital Partners, on Tuesday, March 15, 2022, at 09:30 AM ET/12:30 PM PT. A webcast will be made available to investors following the event. The webcast link can be found in the investor relations section of the Company’s website at https://investors.inmedpharma.com/events/event-details/inmed-presenting-34th-annual-roth-conference.

In addition to the live fireside chat, InMed’s virtual Roth Conference presentation is now available on-demand. Investors can view the on-demand webcast presentation here: https://wsw.com/webcast/roth43/inm/1677456.

This year’s event will consist of 1-on-1 / small group meetings, analyst-selected fireside chats, thematic industry panels, and on-demand presentations by executive management from approximately 400 private and public companies.

To learn more and submit a registration request, visit https://ibn.fm/ROTH2022Registration

About Roth Capital Partners

Roth Capital Partners Roth Capital Partners, LLC (Roth) is a relationship-driven investment bank focused on serving emerging growth companies and their investors. As a full-service investment bank, Roth provides capital raising, M&A advisory, analytical research, trading, market-making services and corporate access. Headquartered in Newport Beach, California, Roth is privately held and owned by its employees and maintains offices throughout the U.S. For more information on Roth, please visit www.roth.com.

About InMed: InMed Pharmaceuticals is a global leader in the research, development, manufacturing and commercialization of rare cannabinoids. Together with its subsidiary BayMedica LLC, the Company has unparalleled cannabinoid manufacturing capabilities to serve a spectrum of consumer markets, including pharmaceutical and health and wellness. InMed is also a clinical-stage company developing a pipeline of rare cannabinoid therapeutics and dedicated to delivering new treatment alternatives to patients that may benefit from cannabinoid-based pharmaceutical drugs. For more information, visit www.inmedpharma.com and www.baymedica.com.

Investor Contact:

Colin Clancy

Senior Director, Investor Relations

T: +1.604.416.0999

E: cclancy@inmedpharma.com

Cautionary Note Regarding Forward-Looking Information:

This news release contains "forward-looking information" and "forward-looking statements" (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information is based on management's current expectations and beliefs and is subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking information in this news release includes statements about; being a global leader in the research, development, manufacturing and development of rare cannabinoids; having unparalleled cannabinoid manufacturing capabilities to serve a spectrum of consumer markets, including pharmaceutical and health and wellness; about presenting at the 34th Annual Roth Conference being held March 13-15, 2022; and, developing a pipeline of rare cannabinoid therapeutics and dedicated to delivering new treatment alternatives to patients that may benefit from cannabinoid-based pharmaceutical drugs.

With respect to the forward-looking information contained in this news release, InMed has made numerous assumptions. While InMed considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies.

Additionally, there are known and unknown risk factors which could cause InMed's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information contained herein. A complete discussion of the risks and uncertainties facing InMed’s stand-alone business is disclosed in InMed’s Annual Report on Form 10-K and other filings with the Security and Exchange Commission on www.sec.gov.

All forward-looking information herein is qualified in its entirety by this cautionary statement, and InMed disclaims any obligation to revise or update any such forward-looking information or to publicly announce the result of any revisions to any of the forward-looking information contained herein to reflect future results, events or developments, except as required by law.